SCHEDULE 14A

                     SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934
                        (Amendment No. __)

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     Section 240.14a-12

                     Vanguard Airlines, Inc.
         (Name of Registrant as Specified In Its Charter)

_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                     VANGUARD AIRLINES, INC.
                 30 N. W. ROME CIRCLE, TERMINAL B
                KANSAS CITY INTERNATIONAL AIRPORT
                   KANSAS CITY, MISSOURI 64153
                 ________________________________

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON MAY 15, 1998
                 ________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Vanguard Airlines, Inc., a Delaware corporation (the "Company"), will be held at the Embassy Suites Hotel, 7640
N. W. Tiffany Springs Parkway, Kansas City, Missouri, on Friday, May 15, 1998, at 10:00 a.m., Central Daylight Time, and thereafter as it may from time to time be adjourned, for the following purposes:

     1. To elect one Class III Director to serve for a three-year term expiring at the 2001 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

     2. To consider and act upon approval of an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's capital stock from 51,000,000 shares to 202,000,000 shares and to increase the number of authorized shares of the Company's Common Stock from 50,000,000 shares to 200,000,000 shares and the number of authorized shares of the Company's Preferred Stock from 1,000,000 shares to 2,000,000 shares.

     3. To consider and act upon approval of an amendment to the Vanguard Airlines, Inc. 1994 Stock Option Plan described in the accompanying Proxy Statement;

     4. To consider and act upon ratification and approval of the selection of Ernst & Young, LLP as the Company's independent auditors for the year ending December 31, 1998; and

     5. To consider and act upon any other matters which properly may come before the Annual Meeting or any adjournment thereof.

     The foregoing matters are more fully described in the accompanying Proxy Statement.

     In accordance with the provisions of the Bylaws of the Company, the Board of Directors has fixed the close of business on April 15, 1998, as the record date for the determination of the holders of shares of the Company's Common Stock, par value $0.001 per share, (the "Common Stock"), and Series A Preferred Stock, par value $0.001 per share (the "Preferred Stock"), entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. IF THERE IS A POSSIBILITY THAT YOU MAY BE UNABLE TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. A return envelope is enclosed for your convenience. If you are able to attend the meeting and wish to vote your shares in person, your proxy will not be used.

                              BY ORDER OF THE BOARD OF DIRECTORS,



                              Brian S. Gillman
                              Vice President, General Counsel and
                              Secretary
Kansas City, Missouri
April 20, 1998

                     VANGUARD AIRLINES, INC.
                 30 N. W. ROME CIRCLE, TERMINAL B
                KANSAS CITY INTERNATIONAL AIRPORT
                   KANSAS CITY, MISSOURI 64153
                   ____________________________

                         PROXY STATEMENT
                   ____________________________

                          ANNUAL MEETING
                         OF STOCKHOLDERS
                           MAY 15, 1998
                   ____________________________

                           INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Vanguard Airlines, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Friday, May 15, 1998, commencing at 10:00 a.m., Central Daylight Time, at the Embassy Suites Hotel, 7640 N. W. Tiffany Springs Parkway, Kansas City, Missouri 64153, and all adjournments and postponements
thereof (the "Annual Meeting").   The Company anticipates mailing
this Proxy Statement, the accompanying form of proxy and the Notice of Annual Meeting of Stockholders on or about April 20, 1997 to the holders of the outstanding shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), and Series A Preferred Stock, par value $0.001 per share (the "Preferred Stock"), as of April 15, 1998.

     Only the holders of record of shares of Common Stock and Preferred Stock as of the close of business on April 15, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Holders of shares of Common Stock are entitled to one vote per share standing in their names on the Record Date with respect to the matters being brought before the Annual Meeting. Holders of shares of Preferred Stock are entitled to 20 votes per share standing in their names on the Record Date (i.e., one vote for each share of Common Stock into which the Preferred Stock will be convertible) with respect to matters being brought before the Annual Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote a total of 45,697,316 shares of Common Stock and 302,362 shares of Preferred Stock, constituting all of the outstanding voting securities of the Company. The Preferred Stock will be convertible into 6,047,240 shares of Common Stock at any time after July 15, 1998.

     You are requested to complete, date and sign the accompanying form of proxy and return it promptly in the enclosed postage prepaid envelope. Such proxy may be revoked at any time prior to its exercise by written notice of revocation delivered to the Secretary of the Company. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy, but your proxy will not be used if you attend the Annual Meeting and prefer to vote in person. The persons designated as proxies were selected by the Board of Directors and are officers or directors of the Company. Proxies duly executed and received in time for the Annual Meeting will be voted in accordance with stockholders' instructions. If no instructions are indicated, the shares represented by such proxies will be voted as follows:

     1.   In favor of the election of Denis T. Rice as a Class
          III Director, to serve for a three-year term expiring at the 2001 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

     2. In favor of the proposed amendment to the Company's Restated Certificate of Incorporation, as amended (the "Restated Certificate"), to increase the number of authorized shares of the Company's capital stock from 51,000,000 shares to 202,000,000 shares and to increase the number of authorized shares of the Company's Common Stock from 50,000,000 shares to 200,000,000 shares and the number of authorized shares of Company's Preferred Stock from 1,000,000 shares to 2,000,000 shares;

     3.   In favor of the proposed amendment to the Vanguard
          Airlines, Inc. 1994 Stock Option Plan described herein;

     4. In favor of ratifying and approving the selection of Ernst & Young, LLP as the Company's independent auditors for the year ending December 31, 1998; and

     5. In the discretion of the proxy holder as to any other matter coming before the Annual Meeting.

SOLICITATION OF PROXIES

     The solicitation of proxies for the Annual Meeting is being made by the Company's Board of Directors. The Company will bear all costs of such solicitation, including the cost of preparing and mailing this Proxy Statement and the enclosed form of proxy. After the initial mailing of this Proxy Statement, proxies may be solicited in person or by telephone or telecopy by directors and officers of the Company who will not receive compensation for their soliciting activities. Brokerage houses and other nominees will solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses of forwarding proxy materials to beneficial owners.

     A list of stockholders entitled to vote at the Annual Meeting will be available for examination at least ten days prior to the date of the Annual Meeting during normal business hours at the offices of the Company located at 30 N.W. Rome Circle, Terminal B, Kansas City International Airport, Kansas City, Missouri 64153. The list also will be available at the Annual Meeting.

QUORUM REQUIREMENTS

     The presence in person or by proxy of stockholders holding a majority of the aggregate outstanding shares of Common Stock and Preferred Stock is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Shares of Common Stock or of Preferred Stock represented by a proxy which directs that the shares be voted to abstain or to withhold a vote on any matter will be counted in determining whether a quorum is present.


                           PROPOSAL ONE

                      ELECTION OF DIRECTORS

     The Restated Certificate of the Company provides that the number of directors of the Company shall be fixed by, or in the manner provided in, the Bylaws of the Company and that the directors shall be divided into three classes as nearly equal as possible, each having a term of three years. The Bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors. The Board of Directors currently has fixed the number of directors at five. Each year the term of office of one class of directors expires.

     The Board of Directors intends to present for action at the Annual Meeting the election of Denis T. Rice, a Class III director whose term expires at the Annual Meeting, to serve for a three-year term expiring at the 2001 Annual Meeting of Stockholders and until his successor is duly elected and qualified. There are currently two vacancies on the Board of Directors, which the Company does not intend to fill at the Annual Meeting.

     The Director in Class I (Robert J. Spane) and the Director in Class II (Lee M. Gammill, Jr.) have been elected to terms expiring at the time of the Annual Meetings of Stockholders in 1999 and 2000, respectively. Stockholders do not have cumulative voting rights in the election of directors. Directors will be elected by the plurality vote of the holders of shares of Common Stock and Preferred Stock entitled to vote at the Annual Meeting and present in person or by proxy.

     One director is to be elected as the only member of Class III at this meeting, for a term of three years and until his successor is duly elected and qualified. It is intended that shares represented by a proxy given pursuant to this solicitation will be voted in favor of the election of Denis T. Rice as the Class III Director, unless such authority is specifically withheld. In the event that Mr. Rice should become unavailable for election, it is intended that the shares of Common Stock and Preferred Stock represented by the Proxy will be voted for such substitute nominee as may be nominated by the Board of Directors. The above named person has indicated his willingness to serve if elected and it is not anticipated that he will become unavailable for election.

     The Restated Certificate and the Bylaws of the Company provide that advance notice of stockholder nominations for an election of directors must be given. Written notice of the stockholder's intent to make a nomination at a meeting of stockholders must be received by the Secretary of the Company not later than 30 days prior to the first anniversary of the preceding year's annual meeting, in the case of an annual meeting and, in the case of a special meeting, not later than the close of business on the later of (i) the 30th day prior to such special meeting or (ii) the 10th day following the day on which public announcement is first made of the date of the special meeting. The notice must contain (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (ii) a representation that such stockholder is a holder of record of stock of the Company entitled to vote in the election of directors at such meeting and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice, (iii) the name and address, as it appears on the Company's books, of such stockholder, and of the beneficial owner, if any, on whose behalf the nomination is made, (iv) the class and number of shares of the Company which are owned beneficially and of record by such nominating stockholder and each nominee proposed by such stockholder, (v) a description of all arrangements or understandings between the nominating stockholder and each nominee and any other person (naming such persons) pursuant to which the nomination or nominations are to be made by the stockholder, (vi) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, as then in effect, had the nominee been nominated, or intended to be nominated, by the Board of Directors, and (vii) the consent of each nominee to serve as a director of the Company if so elected. No such notice has been received, and the Chairman of the Annual Meeting is entitled to refuse to acknowledge the nomination of any person that is not made in compliance with the foregoing procedure. In any event, the Board of Directors has no reason to believe that anyone will attempt to nominate another candidate for director.

     The following table sets forth certain information as to the person nominated by the Board of Directors for election as a Class III Director of the Company and each director whose term of office will continue after the Annual Meeting:

     NAME                          AGE            DIRECTOR SINCE
NOMINEES

CLASS III: TERM TO EXPIRE IN 2001
Denis T. Rice/1/                   65                  1997

DIRECTORS CONTINUING IN OFFICE

CLASS I: TERM TO EXPIRE IN 1999
Robert J. Spane                    56                  1996

CLASS II: TERM TO EXPIRE IN 2000
Lee M. Gammill, Jr./1/             63                  1997

/1/  Member of Audit Committee.

     The business experience of each of the directors of the Company during the last five years is as follows:

     LEE M. GAMMILL, JR. was elected a director of the Company in September 1997. Mr. Gammill is the retired Vice Chairman of the Board of New York Life Insurance Company. From 1989 until he retired in May 1997, Mr. Gammill served as the Executive Vice President - Individual Insurance Operations at New York Life.
Mr. Gammill joined New York Life in 1957 as a sales agent and held various management and executive positions throughout his 40-year career at New York Life.

     DENIS T. RICE was elected a director of the Company in April
1997. Mr. Rice is a director in the law firm of Howard, Rice, Nemerovski, Canady, Falk & Rabkin, P.C., San Francisco,
California, a firm he has been associated with since 1961.

     VICE ADMIRAL ROBERT J. SPANE USN (RET.) was elected a director of the Company in May 1996 and elected Chairman of the Board, Chief Executive Officer and President of the Company in June 1997. Vice Admiral Spane served in the U.S. Navy for 35 years where his last position was Commander, Naval Air Force Pacific, which he held from October 1993 to February 1996. Vice Admiral Spane, as Commander, Naval Air Force Pacific, was responsible for all finances, training, logistics and the material condition of all aircraft carriers, aircraft and naval air stations in the Pacific. Vice Admiral Spane retired from the U.S. Navy in February 1996. Vice Admiral Spane is a 1962 graduate of the U.S. Naval Academy.

     Except as may be contemplated by Mr. Spane's Employment Agreement, there is no arrangement or understanding between any director and any other person pursuant to which such person was selected as a director of the Company. See "Spane Employment Agreement."

COMPENSATION OF DIRECTORS

     Directors do not receive any cash compensation for their service as members of the Board of Directors, although they are reimbursed for travel and out-of-pocket expenses in attending
Board and committee meetings.  The Company granted to Messrs.
Rice and Gammill in 1997 on the dates of their election to the Board, options to purchase 25,000 shares of Common Stock. In
October 1997, the Company granted to its non-employee directors options to purchase an additional 200,000 shares of Common Stock (which options were granted subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendment to the Restated Certificate and of the proposed amendments to the Company's 1994 Stock Option Plan; see "Proposal Two" and "Proposal Three"). All such options were granted with an exercise price equal to or greater than the fair market value of the Common Stock on the respective date of grant.
Mr. Gammill and Mr. Rice have not exercised their stock options.
See "Stock Option Plan."

     Directors who are also employees of the Company receive no additional compensation and receive no stock options for serving as directors. As described below under "Spane Employment
Agreement," Mr. Spane is the Chief Executive Officer and
President of the Company and Chairman of the Board of Directors.
See "Spane Employment Agreement."

MEETINGS OF THE BOARD AND COMMITTEES

     During 1997, the Board of Directors held five meetings. Each incumbent director attended at least 75% of the meetings of the Board of Directors and committees on which they served. It should be noted that the Company's directors discharge their responsibilities throughout the year, not only at Board of Directors and Committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to the Company.

     The Board of Directors established an Audit Committee in connection with its initial public offering in October 1995. The Audit Committee assists the Board of Directors in fulfilling its responsibilities with respect to the accounting and financial reporting practices of the Company and in addressing the scope and expense of audit and related services provided by the Company's independent accountants. The Audit Committee currently consists of Messrs. Gammill and Rice. During 1997, the Audit Committee met two times (although neither Mr. Gammill nor Mr. Rice was a member of the Audit Committee at the times of such meetings). There currently is not a Nominating or Compensation Committee, or committees performing similar functions, of the Board of Directors.

          EXECUTIVE COMPENSATION AND OTHER  INFORMATION

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION AND REPRICING
OF OPTIONS

     This report has been prepared by the members of the Board of Directors who were responsible for establishing, directing and administrating the compensation policies and programs for the Company's executive officers in 1997.

     The Board of Directors reviews, evaluates and approves the structure and implementation of the Company's compensation program for its executive officers. The Board of Directors also determines the form and amount of compensation for the Chief Executive Officer. Except as noted below, the compensation of the Company's executive officers is determined by the Board of Directors on an annual basis. In doing so, the Board of Directors subjectively considers all elements of its compensation program when making its compensation decisions, including the level and scope of responsibility, experience, and performance of the executive, the internal fairness and equity of the Company's overall compensation structure and the compensation of executives employed by other emerging companies in the airline industry. With respect to the executive officers who do not serve on the Company's Board of Directors, the Board of Directors also considers the recommendation of the Company's Chairman of the Board and Chief Executive Officer.

 The Vanguard Executive Compensation Program

     Elements of Executive Compensation. The compensation program of the Company has been structured, in part, to enable the Company to attract, motivate and retain experienced and qualified executives. The Company seeks to provide a compensation package to its executive officers that, in its totality, is competitive. In addition, the Company intends to grant stock options to executive officers upon their commencement of employment with the Company, and at other times the Company deems appropriate, in an effort to strengthen the mutuality of interests between such executives and the Company's stockholders. The Board of Directors believes stock options are an integral part of the total compensation of such executive officers.

     Annual Compensation. Currently, the Company's compensation program is not performance-based. Upon a review of certain publicly available salary information for executive officers at other emerging airline companies, the Board of Directors made a subjective determination as to the salary component of its executive compensation program and further determined to maintain such base salary at present levels until the Company has had a sufficient operating history. In 1997 the Board of Directors reaffirmed its determination to maintain base salaries at present levels. The Company has maintained its salary levels for the Company's Chief Executive Officer and Vice Presidents since its startup in 1994.

     Bonuses and Incentives. The Company currently does not have a formal bonus plan or long-term incentive plan for its executive officers.

     Stock Options. The Board of Directors has determined to grant stock options to executive officers upon their commencement of employment with the Company, and at other times the Company deems appropriate, to provide additional incentive to its executive officers and to strengthen the mutuality of interests between the executive officers and the Company's Stockholders. The Board of Directors believes that stock option grants advance the long-term interests of the Company and its stockholders by rewarding executive officers for increasing shareholder value (i.e., appreciation in the price of the Company's Common Stock). Stock option grants provide the right to purchase shares of Common Stock at a specified exercise price. All stock options have exercise prices equal to or greater than the fair market value of the Common Stock on the date of grant of the stock option. On February 6, 1997 and November 3, 1997 the Company adopted stock option repricing plans for its executive officers and employees that had options with exercise prices greater than the fair market value of the stock on such date. The effect of these repricings was to reduce the option exercise price from up to $9.25 to $1.8125 in February 1997 and to further reduce the option exercise price to $0.50 in November 1997. In so doing, it was intended that the option exercise prices would be established at levels that correspond to the then current fair market value of the Common Stock. The Company's executives, including three of the Named Executive Officers in the Summary Compensation Table below, would thereby be afforded a realistically achievable opportunity to be rewarded for appreciation in the price of the Company's Common Stock.

     Payment of the total annual compensation for the Chief Executive Officer and the other named executives appearing in the Summary Compensation Table and other tables included in this Proxy Statement is based on the previously discussed factors.

1997 Compensation of the Chief Executive Officers

     The 1997 salary of Mr. John P. Tague, former Chairman, Chief Executive Officer and President, was based primarily on the factors discussed above. Mr. Tague's service to the Company in such capacities was provided pursuant to the Company's Consulting Agreement with The Pointe Group. The compensation provided to The Pointe Group was an annual fee of $225,000 and a grant of 1,700,000 options that vest over a two-year period. Mr. Tague resigned effective June 15, 1997. Mr. Robert J. Spane commenced employment with the Company as Chief Executive Officer and President on June 15, 1997. The 1997 salary of Mr. Robert J. Spane also was based on the factors discussed above. In arriving at Mr. Spane's compensation package, the Board of Directors took into account the incentive to achieve earnings growth and return on investment objectives that is inherent in the ownership of shares of the Company's Common Stock and made the determination to give disproportionate weight to the grant of stock options. Accordingly, the Company agreed to pay Mr. Spane an annual salary of $200,000 along with the grant of 3,386,980 stock options that vest over a two-year period (subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendment to the Restated Certificate; see "Proposal Two"). In authorizing this package, the Board of Directors made the subjective determination that Mr. Spane would be appropriately motivated to achieve shareholder returns over the long term while receiving sufficient short-term compensation in the meantime.

          Submitted by:

          THE BOARD OF DIRECTORS

          Lee M. Gammill, Jr.
          Denis T. Rice
          Robert J. Spane

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Currently, the Company does not have a Compensation Committee. The Board of Directors determines the structure of the Company's compensation system. As a result, Robert J. Spane, Chairman of the Board, Chief Executive Officer and President of the Company participated in decisions regarding their direct or indirect compensation.

EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to the Chief Executive Officer and the most highly compensated executive officers of the Company as to whom the total salary and bonuses for the year ended December 31, 1997 exceeded $100,000 (collectively, the "Named Executive Officers"):

                    SUMMARY COMPENSATION TABLE


                                                   Long-Term
                        Annual Compensation       Compensation
                                                     Awards
                                          Other     Securities    All
Name and                                  Annual    Underlying   Other
Principal                                 Compen-    Options/   Compen-
Position          Year     Salary   Bonus sation/1/  SARs/2/    sation

Robert J.
 Spane           1997/4/   $107,714  --     --      3,386,980/5/   --
Chairman, Chief
Executive Officer
and President/3/

John P. Tague    1997/7/   109,615   --     --          --         --
Former Chairman, 1996/8/    37,500   --     --      1,700,000 /9/  --
CEO and
President/6/

William A.
 Garrett          1997      100,000   --     --        549,497/10/  --
Vice President    1996/11/   45,577   --     --         15,000      --
-- Finance and
Chief Financial
Officer

William F.
 McKinney         1997      100,000   --     --      544,497/12/    --
Vice President    1996 /13/  79,253   --     --       20,000        --
-- Operations

Ronald L.
 McClellan        1997      100,000   --     --      524,497/14/    --
Vice President    1996      100,000   --     --          --         --
--
Maintenance/15/   1995      100,000   --     --       40,000        --

/1/ Excludes perquisites and other benefits, unless the aggregate amount of such compensation exceeds the lesser of $50,000 or 10% of the total salary and bonus for the Named
     Executive Officer.

/2/ The number in the Securities Underlying Options/SARs column reflects the number of shares of Common Stock into which such options are exercisable. No stock appreciation rights
     ("SARs") have been granted by the Company.

/3/  Mr. Spane joined the Company as Chairman, Chief Executive
     Officer and President on June 15, 1997.

/4/ Represents compensation for services performed from June 15, 1997 through December 31, 1997.

/5/ Represents options granted subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendment to the Restated Certificate. See
     "Proposal Two."

/6/ Mr. Tague joined the Company as Chairman, Chief Executive Officer and President on November 1, 1996. Compensation reported for Mr. Tague consisted of fees paid and stock options granted by the Company to The Pointe Group. Mr. Tague was not compensated directly by the Company, but rather performed his services for the Company and other clients of The Pointe Group in exchange for such compensation as The Pointe Group provides. Mr. Tague was Co-Chairman and Chief Executive Officer of The Pointe Group, which was a firm that had been retained by the Company to provide consulting and management services.

/7/  Represents compensation for services performed from January
     1, 1997 through June 15, 1997.  Mr. Tague resigned as
     Chairman, Chief Executive Officer and President of the
     Company effective June 15, 1997.

/8/  Represents compensation for services performed from November
     1, 1996 through December 31, 1996.

/9/ As of the date of Mr. Tague's resignation, 425,000 options had vested and became immediately exercisable. Mr. Tague's vested options expired ninety (90) days following his resignation. All vested and unvested options have been canceled without being exercised.

/10/ Of the 549,497 options reported, 85,000 options were the subject of a November 3, 1997 repricing and 464,497 options were granted subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendment to the Restated Certificate and of the proposed amendments to the Company's 1994 Stock Option Plan. See "Proposal Two" and "Proposal Three." In addition to the 549,497 options granted in 1997, 15,000 options granted in 1996 were the subject of February 6, 1997 and November 3, 1997 repricings.

/11/ Represents compensation for services performed from June 17, 1996 through December 31, 1996.

/12/ Of the 544,497 options reported, 80,000 options were the subject of a November 3, 1997 repricing and 464,497 options were granted subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendment to the Restated Certificate and of the proposed amendments to the Company's 1994 Stock Option Plan. See "Proposal Two" and "Proposal Three." In addition to the 544,497 options granted in 1997, 20,000 options granted in 1996 were the subject of February 6, 1997 and November 3, 1997 repricings.

/13/ Represents compensation for services performed from March 8, 1996 to December 31, 1996.

/14/ Of the 524,497 options reported, 60,000 options were the subject of a November 3, 1997 repricing and 464,497 options were granted subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendment to the Restated Certificate and of the proposed amendments to the Company's 1994 Stock Option Plan. See "Proposal Two" and "Proposal Three."

/15/ Mr. McClellan resigned from his position as Vice President
     -- Maintenance effective March 1, 1998.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to each Named Executive Officer concerning grants during the year ended December 31, 1997 of stock options and stock appreciation rights ("SARs").

         OPTION GRANTS IN YEAR ENDED DECEMBER 31, 1997/1/



                                                  Potential Realizable Value at
                         Individual                     Assumed Annual Rates
                         Grants                    Of Stock Price Appreciation
                       % of Total                        for Option Term/2/
             Number of  Options/
            Securities    SARs
            Underlying  Granted to  Exercise
             Options/   Employees     or
              SARs      in Fiscal  Base Price Expiration
Name         Granted     Year      ($/Share)     Date        5% ($)    10% ($)

Robert J.  3,386,980/3/  45.1%        0.50   June 15, 2002  $84,675   $169,349
 Spane

John P.
 Tague         --         --           --          --         --          --

William A.
 Garrett      15,000/4//5/   *        0.50   May 30, 2006        375        750
              85,000/5/    1.1        0.50   February 6, 2007  2,125      4,250
             464,497/6/    6.2        0.50   November 3, 2007 11,612     23,225

William        7,500/4//5/  *         0.50   March 28, 2006      188        375
 F.           12,500/4//5/  *         0.50   May 30, 2006        133        625
McKinney      80,000/5/    1.1        0.50   February 6, 2007  2,000      4,000
             464,497/6/    6.2        0.50   November 3, 2007 11,612     23,225

Ronald        60,000/5/     *         0.50   February 6, 2007  1,500      3,000
 L.          464,497/6/    6.2        0.50   November 3, 2007 11,612     23,225
McClellan
*    Represents less than 1%.

/1/  No SARs were granted by the Company during the year ended
     December 31, 1997.

/2/ The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. Assumed stock price appreciation of five percent and ten percent is used pursuant to rules promulgated by the Securities and Exchange Commission. The potential realizable value is calculated by assuming that the deemed fair market value of the Company's Common Stock for financial statement presentation purposes on the date of grant ($0.50) appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. This table does not take into account any appreciation in the price of the Common Stock to date.

/3/ These options were granted subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendment to the Restated Certificate; see
     "Proposal Two."

/4/ These options were the subject of a February 6, 1997 repricing in which the option exercise price was reduced from $9.25 to $1.8125 and the date of vesting was delayed by three months.

/5/ These options were the subject of a November 3, 1997 repricing in which the option exercise price was reduced from $1.8125 to $0.50 and the date of vesting was delayed by three months.

/6/ These options were granted subject to obtaining the approval by the Company's stockholders at the 1998 Annual Meeting of the proposed amendments to the Company's 1994 Stock Option
     Plan.  See "Proposal Three."

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth certain information with respect to each Named Executive Officer concerning the exercise of options and SARs during 1997 and unexercised options and SARs held as of December 31, 1997.




AGGREGATED OPTION/SAR EXERCISES IN YEAR ENDED DECEMBER 31, 1997
AND DECEMBER 31, 1997 OPTION/SAR VALUES /1/



                                                                  Number of Securities             Value of Unexercised
                                                                 Underlying Unexercised          In-the-Money Options/SARs
                                                                   Options/SARs at               at December 31, 1997($)/2/
                                 Shares                         December 31, 1997 /#)/2/
                               Aquired on        Value
Name                           Exercise(#)    Realized($)    Exercisable    Unexercisable(3)    Exercisable    Unexercisable(3)

Robert J. Spane                --             --               846,745         2,540,235          33,870          101,609
John P. Tague/4/               --             --                 --               --                --               --
William A Garrett              --             --                14,375           549,625             575           21,985
William F. McKinney            --             --                20,469           563,531             819           22,541
Ronald L. McClellan            12,500         5,375               --               7,500            --              3,225

<TABLE\>


/1/  No SARs have ever been granted by the Company.

/2/  The numbers in the column headed Number of Securities
     Underlying Unexercised Options/SARs and the dollar amounts in the column headed Value of Unexercised In-the-Money
     Options/SARs reflect (i) the number of shares of Common
     Stock issuable upon the exercise of options and (ii) the difference between the fair market value of such shares of Common Stock and the exercise price of the options, respectively. As of December 31, 1997, the last reported sale price of the Company's Common Stock, which was reported by the OTC Bulletin Board, was $0.54 per share. Value is calculated by determining the difference between the option exercise price and $0.54, multiplied by the number of shares of Common Stock underlying the options.

/3/ These options are unexercisable because they have not vested under their terms.

/4/ The options reported for Mr. Tague were granted by the Company to The Pointe Group. Mr. Tague was not compensated directly by the Company, but rather performs his services for the Company and other clients of The Pointe Group in exchange for such compensation as The Pointe Group provides.
     Mr. Tague is Co-Chairman and Chief Executive Officer of The
     Pointe Group, which is a firm that has been retained by the Company to provide consulting and management services.








OPTION REPRICINGS

     The following table sets forth certain information with respect to each executive officer of the Company concerning the repricing of stock options during the last ten years.

                  TEN-YEAR OPTION/SAR REPRICINGS


                   Number of    Market                          Length of
                  Securities    Price     Exercise              Original
                  Underlying  of Stock at  Price               Option Term
                   Options/    Time of  at Time of             Remaining at
                    SARs      Repricing Repricing   New          Date of
                   Repriced       or        or    Exercise       Repricing
Name       Date   or Amended  Amendment Amendment   Price        Amendment

William A.
 Garrett   2/6/97   15,000    $1.8125      $9.25   $1.8125    117 months
          11/3/97   15,000     0.50       1.8125    0.50      103 months
          11/3/97   85,000     0.50       1.8125    0.50      111 months

William F.
 McKinney  2/6/97    7,500    1.8125        9.25     1.8125     110 months
           2/6/97   12,500    1.8125        9.25     1.8125     117 months
          11/3/97    7,500    0.50        1.8125       0.50     101 months
          11/3/97   12,500    0.50        1.8125       0.50     106 months
          11/3/97   80,000    0.50        1.8125       0.50     111 months

Ronald L.
McClellan 11/3/97  60,000     0.50        1.8125       0.50     111 months

Brian S.
 Gillman   2/6/97  15,000   1.8125          7.75     1.8125     113 months
          11/3/97  15,000     0.50        1.8125       0.50     104 months
          11/3/97  85,000     0.50        1.8125       0.50     111 months

STOCK OPTION PLAN

     The Company has one stock option plan pursuant to which options are outstanding: the 1994 Vanguard Airlines, Inc. Stock
Option Plan (the "Plan").  The total number of shares of Common
Stock issuable pursuant to the exercise of options under the Plan is 1,700,000 (proposed to be increased to 10,000,000 as more fully described under "Proposal Three"). As of April 1, 1998, options exercisable with respect to 1,642,372 shares of Common
Stock had been granted under the Plan, of which 324,986 options are immediately exercisable and an additional 2,986,982 options had been granted subject to obtaining the approval by the Company's stockholders at the 1998 Annual Meeting of the proposed amendments to the Plan. See "Proposal Three."

     The Plan is administered by the Board of Directors (the
"Plan Administrator"). Subject to the terms of the Plan, the Plan Administrator determines the persons to whom awards are granted, the type of award granted, the number of shares granted, the vesting schedule, the type of consideration to be paid to the Company upon exercise of options, and the term of each option
(not to exceed ten years).

     Under the Plan, the Company may grant stock options, ("Incentive Options") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and stock options which are not qualified as Incentive Options
("Nonstatutory Options"). Incentive Options must be granted at an exercise price equal to or greater than the fair market value of the Common Stock on the date of grant. The exercise price of Nonstatutory Options granted under the Plan will be determined by the Plan Administrator on the date of grant but may not be less than 85% of the fair market value of the Common Stock on the date of grant. The exercise price of Incentive Options granted to holders for more than 10% of the Common Stock must be at least
110% of the fair market value of the Common Stock on the date of grant, and the term of these options may not exceed five years.

     The Plan provides the total number of shares covered by such plan, the number of shares covered by each option and the exercise price per share will be proportionately adjusted in the event of a stock split, reverse stock split, stock dividend or similar capital adjustment effected without receipt of consideration by the Company.

     In the event of a merger in which the Company is not the surviving corporation, options may be assumed or continued by the surviving corporation. If the outstanding options are not assumed or continued, they will be terminated if not exercised prior to the merger.

SPANE EMPLOYMENT AGREEMENT

     In June 1997, the Company entered into an employment agreement (the "Employment Agreement") with Mr. Spane. The
Employment Agreement provides for Mr. Spane's performance of consulting and management services in the supervision, operation and management of the Company's business.

     The Employment Agreement provides for the Company's payment to Mr. Spane of an annual salary of $200,000 per year, the grant of options to purchase 3,386,980 shares of Common Stock, and the payment of Mr. Spane's reasonable expenses, including Mr. Spane's transportation, and lodging. The stock options granted to Mr.
Spane vest at the rate of 423,372 shares (one-eighth of the shares subject to the options) on June 15, 1997 and at the end of each three-month period thereafter (subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendment to the Restated Certificate; see
"Proposal Two"). In the event of the sale of all or substantially all the assets or capital stock of the Company or a merger of the Company in which it is not the surviving corporation, the options become fully vested. In addition, one-half of any unvested options become fully vested upon death or permanent disability of Mr. Spane. The options have a $0.50 per share exercise price.

     The term of the Employment Agreement is two years, subject to renewal upon written agreement of the parties and to earlier termination under certain circumstances. The Employment
Agreement is terminable by either party upon the expiration of the term (in which event, among other things, the Company must offer to employ Mr. Spane as Chief Executive Officer and President) and upon provision of 30 days-notice. The Company may terminate the Employment Agreement upon Mr. Spane's death, permanent disability or resignation as Chief Executive Officer and President of the Company. In addition, the Company may terminate the Employment Agreement at any time for cause (as defined in the Employment Agreement).

STOCKHOLDER RETURN PERFORMANCE GRAPH

     Included below is a comparison of the cumulative total stockholder return on the Common Stock of the Company to the cumulative total stockholder return of the Nasdaq Stock Market
Index and a composite peer index selected by the Company (the
"New Peer Issuer Group") for the period from October 31, 1995, the date upon which the Common Stock of the Company was first traded publicly, through December 31, 1997. The October 31, 1995 stock price used for the Common Stock of the Company is the $6.00 per share initial public offering price. Cumulative total returns are calculated assuming that $100 was invested on October 31, 1995, in each of the Common Stock of the Company, the Nasdaq National Market and the New Peer Group, and the reinvestment of all dividends, if any.

     The New Peer Group was selected from among companies in the airline industry having similarities in the following criteria:
size (total employment and sales); capital structure (similar debt/equity ratios); and market orientation (primarily domestic flights). Companies included in the New Peer Group in addition to the Company are: AirTran Holdings, Inc. (which resulted from a merger on November 17, 1997, of Airways Corporation, the parent company of AirTran Airways, Inc., into ValuJet, Inc., the parent company of ValuJet Airlines, Inc., which changed its name to AirTran Holdings, Inc.); Frontier Airlines, Inc.; Reno Air, Inc.;
and Western Pacific Airlines, Inc. (Western Pacific filed for bankruptcy and ceased all scheduled operation on February 4, 1998 and, consequently, will not be included in the New Peer Group in future years).








     In addition to comparing the Company's performance against the Nasdaq National Market Index and the New Peer Group, the chart and performance graph also compare the cumulative total stockholder return on the Common Stock of the Company with the Standard and Poor's Airlines Index (the "Old Peer Group"). The
New Peer Group differs from the Old Peer Group in that the Old
Peer Group included airlines that service multiple markets on a much larger scale. The Company made the change because it believes that the companies that comprise the New Peer Group more closely approximate the size, capital structure and market orientation of the Company.

              COMPARISON OF CUMULATIVE TOTAL RETURN

                         10/31/95  12/31/95  12/31/96  12/31/97

Vanguard Airlines, Inc.  $100.00   $100.00   $ 25.00   $ 9.00
New Peer Group           $100.00   $105.00   $ 49.62   $29.06
Old Peer Group/1//2/     $100.00   $112.37   $123.19   $207.34
Nasdaq Stock Market      $100.00   $100.99   $122.70   $149.24

/1/ Western Pacific Airlines, Inc. did not begin trading on a public market until December 12, 1995. The cumulative total returns for Western Pacific Airlines, Inc. are calculated assuming that $100 was invested on that date.

/2/  The cumulative total returns for AirTran Holdings, Inc.
     prior to the merger have been averaged with the pre-merger cumulative total returns for ValuJet, Inc. and Airways Corp.
     to create one cumulative total return for the purposes of creating the New Peer Group as an index for comparison in 1997 and in future proxy statements.

     The following graph compares the total return on the Common
Stock of the Company with the total return on the Nasdaq National
Market Index, the New Peer Group and the Old Peer Group for the period from October 31, 1995, through December 31, 1997. For the reasons stated above, the Company does not presently intend to include the comparison of the total return on the Common Stock of the Company to the Old Peer Group in future proxy statements.










         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The table below sets forth certain information, as of April 1, 1998, regarding the beneficial ownership of the issued and outstanding shares of Common Stock and Preferred Stock by
(i) each person known to the Board of Directors to own beneficially 5% or more of the aggregate shares of Common Stock outstanding, (ii) each director, (iii) each Named Executive
Officer of the Company, and (iv) the executive officers and directors of the Company as a group. With respect to all matters submitted to a vote of the stockholders, the holders of Common
Stock are entitled to one vote per share and the holders of the Preferred Stock are entitled to 20 votes per share. Each share of Preferred Stock is convertible into 20 shares of Common Stock at the option of the holder at any time after July 15, 1998. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more stockholders, as the case may be.

                                   Amount and Nature            Percentage
                                      of Beneficial              of Shares
     Name                              Ownership/1/             Outstanding/1/
                                  Common     Preferred         Common  Preferred

Hambrecht & Quist Group
 and affiliated entities/2/   46,087,343          --        68.7       --
William R. Hambrecht /3/      38,108,069       151,162      63.1      50.0%
J. F. Shea Company, Inc.
 and affiliated entities/4/   11,828,960       151,200      22.7%     50.0%
Robert J. Spane/5/             1,295,118          --        2.4%       --
Lee M. Gammill, Jr./6/           225,000          --          *        --
Denis T. Rice/6/                 225,000          --          *        --
William A. Garrett/7/             84,875          --          *        --
William F. McKinney/8/            97,219          --          *        --
Ronald L. McClellan/9/           147,031          --          *        --
All current directors
 and executive officers
 as a group (9 persons)/10/    2,599,804          --        4.0%       --

* Represents beneficial ownership of less than 1% of the Common Stock of the Company.

/1/ Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. The persons or entities named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. The amount of shares reflected in the table includes options and warrants that are exercisable into shares of Common Stock within 60 days of the date as of which information is provided in this table. Percentage ownership calculations are based on 45,697,316 shares of Common Stock outstanding and 302,362 shares of Preferred Stock outstanding.

/2/ Includes 11,743,824 shares of Common Stock issuable upon the exercise of outstanding warrants (as to which it was agreed that there would be no exercise until the earlier of June 30, 1998 or the date a Certificate of Amendment relating to proposed amendment to the Restated Certificate is filed; see "Proposal Two") and 9,641,327 shares of Common
     Stock issuable pursuant to Convertible Promissory Notes aggregating $4,820,664 (which Convertible Promissory Notes automatically are convertible at such time as the Company has an adequate number of authorized shares of Common Stock available for issuance; see "Proposal Two") held by Hambrecht & Quist California and H&Q TSP II Investors, L. P.
     The business address for each of the entities affiliated with Hambrecht & Quist Group, which include H & Q
     California, H & Q TSP Investors, L. P., H & Q TSP Investors
     II, L. P., H & Q London Ventures, L. P., and RVR Securities
     Corp., is the office of Hambrecht & Quist, One Bush Street,
     San Francisco, CA  94104.

/3/  Mr. Hambrecht is the trustee of The 1980 Hambrecht Revocable
     Trust and may be deemed the beneficial owner of Common Stock
     held by such trust.   Includes 1,702,500 shares of Common
     Stock issuable upon the exercise of outstanding warrants (as to which it was agreed that there would be no exercise until the earlier of June 30, 1998 or the date a Certificate of
     Amendment relating to proposed amendment to the Restated
     Certificate is filed; see "Proposal Two"), and 17,878,065 shares of Common Stock and 6,327,353 shares of Common Stock issuable upon the exercise of outstanding warrants (as to
     which it was agreed that there would be no exercise until
     the earlier of June 30, 1998 or the date a Certificate of
     Amendment relating to proposed amendment to the Restated
     Certificate is filed; see "Proposal Two") beneficially owned by H&Q TSP Investors, L.P. and H&Q TSP Investors II, L.P.
     (Mr. Hambrecht is a managing member of the limited liability companies that are the investment general partners of these two partnerships) and H&Q London Ventures, L.P.  (Mr.
     Hambrecht is one of two general partners of the investment
     general partners of this partnership).   Mr. Hambrecht
     disclaims beneficial ownership of shares of Common Stock
     held by H&Q TSP Investors, L.P. and H&Q TSP Investors II,
     L.P., except as to the extent of his pecuniary interest
     therein.  Mr. Hambrecht retired from his position as
     Chairman of Hambrecht & Quist Group and its principal
     subsidiary Hambrecht & Quist LLC, effective January 1, 1998 and, consequently his beneficial ownership no longer will
     include shares held by H&Q California. Includes 6,657,050
     shares of Common Stock to be issued pursuant to a
     Convertible Promissory Note of $3,328,528 (which Convertible
     Promissory Note automatically is convertible at such time as the Company has an adequate number of authorized shares of
     Common Stock available for issuance; see "Proposal Two").
     Mr. Hambrecht's business address is 550 15th Street, San
     Francisco, CA  94103.

/4/ Includes 11,373,960 shares of Common Stock beneficially owned by J. F. Shea Company, Inc. ("Shea Company"), of which
     1,702,500 shares of Common Stock are issuable upon the exercise of outstanding warrants (as to which it was agreed that there would be no exercise until the earlier of June 30, 1998 or the date a Certificate of Amendment relating to proposed amendment to the Restated Certificate is filed; see "Proposal Two") and 4,553,366 shares of Common
     Stock are issuable pursuant to Convertible Promissory Notes of $2,276,683 (which Convertible Promissory Note automatically is convertible at such time as the Company has an adequate number of authorized shares of Common Stock available for issuance; see "Proposal Two"). Mr. Edmund
     Shea, Mr. Peter Shea, Mr. John Shea and Mr. James Shontere
     (collectively, the "Shea Company Stockholders") also may be deemed the beneficial owner of the 11,373,960 shares of Common Stock beneficially owned by Shea Company by virtue of this stock ownership in Shea Company and their positions as directors and executive officers of the Shea Company. In addition, Mr. Edmund Shea may be deemed the beneficial owner of 90,000 shares of Common Stock owned by E&M R. P. Trust
     (the 'Trust"), of which Mr. Shea is a trustee, 90,000 shares of Common Stock owned by Siam Partners II, a California limited partnership ("Siam"), of which the Trust is the general partner, and 200,000 shares of Common Stock issuable upon the exercise of stock options. Mr. Shea disclaims beneficial ownership of the shares of Common Stock held by Siam, except to the extent of the Trust's 4.97% interest in Siam. The business address for Shea Company and each of the Shea Company Stockholders is 655 Brea Canyon Road, Walnut,
     CA 91789.

/5/ Includes 1,270,118 shares of Common Stock issuable upon the exercise of stock options, which stock options were granted subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendment to the Restated Certificate. See "Proposal Two."

/6/ Includes 225,000 shares of Common Stock issuable upon the exercise of stock options, of which 200,000 stock options were granted subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendment to the Restated Certificate and of the proposed amendments to the Company's 1994 Stock Option Plan.
     See "Proposal Two" and "Proposal Three."

/7/ Includes 84,875 shares of Common Stock issuable upon the exercise of stock options, of which 58,000 stock options were granted subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendment to the Restated Certificate and of the proposed amendments to the Company's 1994 Stock Option Plan.
     See "Proposal Two" and "Proposal Three."

/8/ Includes 97,219 shares of Common Stock issuable upon the exercise of stock options, of which 58,000 stock options were granted subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendment to the Restated Certificate and of the proposed amendments to the Company's 1994 Stock Option Plan.
     See "Proposal Two" and "Proposal Three."

/9/ Includes 87,031 shares of Common Stock issuable upon the exercise of stock options, of which 58,000 stock options were granted subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendment to the Restated Certificate and of the proposed amendments to the Company's 1994 Stock Option Plan.
     See "Proposal Two" and "Proposal Three."

/10/ Includes an aggregate of 1,985,428 shares of Common Stock issuable upon the exercise of stock options, of which 1,985,428 stock options were granted subject to obtaining the approval of the Company's stockholders at the 1998
     Annual Meeting of the proposed amendment to the Restated
     Certificate and 715,310 stock options were granted subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendments to the Company's 1994 Stock Option Plan. See "Proposal Two" and
     "Proposal Three."

                       CERTAIN TRANSACTIONS

     On January 17, 1997, an affiliate of Hambrecht & Quist
Group, a principal stockholder of the Company, agreed to establish a two-year $4.0 million letter of credit on behalf of the Company in favor of the Company's credit card processor in order to reduce required restricted cash balances with such processor. On May 7, 1997 this affiliate of Hambrecht & Quist
Group agreed to establish a two-year $2.0 million guarantee on behalf of the Company in favor of the Company's credit card processor in order to further reduce required restricted cash balances with such processor to secure its increased exposure due to increased advance ticket sales. In consideration for these agreements, the Company agreed to issue warrants to purchase up to 5,030,928 shares of the Company's Common Stock to the affiliate of Hambrecht & Quist Group.

     In April 1997, the Company completed a private sale of units of securities, each unit consisting of one share of Common Stock and two redeemable common stock purchase warrants. In connection with the sale, the Company issued 5,150,000 shares of its Common
Stock.  Included in this sale were 5,000,000 shares of Common
Stock issued to certain principal stockholders in lieu of repayment of $10.0 million of notes payable to the stockholders in conjunction with this offering. In this transaction, (i)
851,250 shares of Common Stock and 1,702,500 warrants were issued to J. F. Shea Company, Inc. in exchange for the repayment of $1,702,500 of notes to said stockholder, (ii) 1,687,500 shares of Common Stock and 3,375,000 warrants were issued to H&Q TSP
Investors, L.P. in exchange for the repayment of $3,375,000 of notes to said stockholder, (iii) 475,000 shares of Common Stock and 950,000 warrants were issued to H&Q TSP Investors II, L.P. in exchange for the repayment of $950,000 of notes to said stockholder, (iv) 1,135,000 shares of Common Stock and 2,270,000 warrants were issued to H&Q California in exchange for the repayment of $2,270,000 of notes to said stockholder, and (v)
851,250 shares of Common Stock and 1,702,500 warrants were issued to The 1980 Hambrecht Revocable Trust in exchange for the repayment of $1,702,500 of notes to said stockholder.

     In December 1997, the Company completed a sale of 30,455,714 shares of Common Stock through a Rights Offering. Under the Rights Offering, the Company distributed nontransferable rights, at no cost, to stockholders of record. Each record holder received two rights, with each right entitling the holder to purchase one share of Common Stock for a price of $0.50 per share. Certain principal stockholders exercised all of their rights pursuant to the basic subscription and the oversubscription privileges of the Rights Offering. In lieu of paying the subscription price in cash, they relieved and discharged the Company of approximately $12.2 million notes payable to principal stockholders. In this transaction, (i)
4,266,844 shares of Common Stock were issued to J. F. Shea
Company, Inc. in exchange for the discharge of $2,133,422 of notes to said stockholder, (ii) 10,029,316 shares of Common Stock were issued to H&Q TSP Investors, L.P. in exchange for the discharge of $5,014,658 of notes to said stockholder, (iii)
950,000 shares of Common Stock were issued to H&Q TSP Investors
II, L.P. in exchange for the discharge of $475,000 of notes to said stockholder, (iv) 5,689,127 shares of Common Stock were issued to H&Q California in exchange for the discharge of $2,844,563.50 of notes to said stockholder, and (v) 4,596,845 shares of Common Stock were issued to The 1980 Hambrecht
Revocable Trust in exchange for the discharge of $2,298,422.50 of notes to said stockholder.

     On March 20, 1998, the Company closed on a private sale of equity securities, each unit costing $10 and consisting of one share of Preferred Stock and one common stock purchase warrant
(each a "Preferred Unit"). The purchasers of Preferred Units included (i) J. F. Shea Company, Inc., who purchased 151,200
Preferred Units, and (ii) The 1980 Hambrecht Revocable Trust, who purchased 151,162 Preferred Units. In connection with the sale, the Company converted approximately $3.0 million of bridge financing notes and interest. Each warrant entitles the holder to purchase, at any time over a seven-year period commencing
September 30, 1998, 40 shares of Common Stock at an exercise price of $0.55 per share of Common Stock. In addition, under the same agreement, the Company has the option to sell additional
150,000 Preferred Units under the same terms and conditions, provided the sale occurs not later than 90 days from March 20, 1998. The Company has not determined whether to sell additional
Preferred Units.

     During the period from January 1, 1997 through March 20,
1998, the Company borrowed an aggregate $30.6 million from the principal stockholders of the Company in the form of unsecured demand notes payable, including (i) $2,276,683 of notes from J.
F. Shea Company, Inc., (ii) $217,000 of notes from H&Q TSP
Investors II, L.P., (iii) $4,603,664 of notes from H&Q
California, and (iv) $3,328,528 of notes from The 1980 Hambrecht
Revocable Trust. The notes accrue interest at 8.00% to 9.00%.
During 1997, approximately $22.2 million of notes payable to stockholders was converted to Common Stock in conjunction with the sales of certain equity securities completed in 1997. On
March 20, 1998, the Company entered into a Note Exchange
Agreement whereby the principal stockholders holding the notes agreed to exchange their remaining unsecured demand notes payable totaling approximately $9.5 million, and all accrued unpaid interest, for new unsecured convertible demand notes payable.
The new convertible notes are automatically convertible at such time as the Company has an adequate number of authorized shares of Common Stock available for issuance.


                           PROPOSAL TWO

                         AMENDMENT TO THE
              RESTATED CERTIFICATE OF INCORPORATION

GENERAL

     On January 23, 1998, the Board of Directors unanimously adopted a resolution setting forth a proposed amendment to the Company's Restated Certificate. The proposed amendment would increase the total number of authorized shares of the Company's capital stock from 51,000,000 shares to 202,000,000 shares and increase the number of authorized shares of the Company's Common
Stock from 50,000,000 shares to 200,000,000 shares and increase the number of authorized shares of the Company's Preferred Stock from 1,000,000 shares to 2,000,000 shares.

     The text of the proposed amendment to the Restated
Certificate is set forth in Exhibit A hereto. If the proposed amendment is adopted by the stockholders, the Company will cause a Certificate of Amendment consistent with the text of the amendment set forth in Exhibit A to be filed with the office of the Delaware Secretary of State as promptly as practicable after the Annual Meeting. The description of the proposed amendment contained herein is qualified in its entirety by reference to Exhibit A.

DESCRIPTION OF THE PROPOSED AMENDMENT

     The Company's Restated Certificate, as currently in effect, provides that the Company is authorized to issue 51,000,000 shares of capital stock, consisting of 50,000,000 shares of Common Stock, and 1,000,000 shares of Preferred Stock. On
January 23, 1998 the Board of Directors authorized an amendment to the Restated Certificate to increase the authorized shares of the Company's capital stock from 50,000,000 shares to 202,000,000 shares and increase the number of authorized shares of the Company's Common Stock from 50,000,000 shares to 200,000,000 shares and increase the number of authorized shares of the Company's Preferred Stock from 1,000,000 shares to 2,000,000 shares. The stockholders are being asked to approve such amendment to the Restated Certificate at the Annual Meeting.

     The Company currently has 51,000,000 authorized shares of capital stock. As of April 15, 1998, 45,697,316 shares of Common
Stock and 302,362 shares of Preferred Stock were issued and outstanding and an additional 4,219 shares of Common Stock were being held in treasury. As of April 15, 1998, 1,240,701 shares of Common Stock were reserved for future issuance upon the exercise of outstanding options under the Company's benefit plans and employment agreements and an additional 6,773,962 options under the Company's benefit plans and employment agreements have not yet been reserved for future issuance and were granted subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendment to the Restated Certificate (and 3,386,982 of such 6,773,962 options also were granted subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendments to the Company's 1994 Stock Option Plan; see "Proposal
Three").  In addition to the options exercisable into shares of







Common Stock, there are 20,088,305 warrants exercisable into shares of Common Stock that have not yet been reserved for issuance and approximately 20,851,743 shares of Common Stock issuable upon the conversion of Convertible Promissory Notes in the aggregate principal amount of $10,925,875.

PURPOSES AND EFFECTS OF THE PROPOSED AMENDMENT

     Purposes.  The principal purpose of the proposed amendment to the Restated Certificate is to authorize additional shares of capital stock, which will be available (i) in the event that holders of outstanding warrants wish to exercise such warrants with respect to 20,088,305 shares of Common Stock, (ii) upon the conversion of the Convertible Promissory Notes with respect to
20,851,743 shares of Common Stock, (iii) in the event that the holders of 6,773,962 stock options granted under the Company's benefit plans and employment agreements and not yet been reserved for future issuance wish to exercise such options (and, with respect to 3,386,982 of such options, the approval of the
Company's stockholders at the 1998 Annual Meeting of the proposed amendments to the Company's 1994 Stock Option Plan is obtained), or (iv) in the event that the Board of Directors determines that it is necessary or appropriate to permit future stock dividends or stock splits, to adopt or amend employee benefit plans, to raise additional capital through the sale of securities, to
acquire another company or its business or assets, or to
establish a strategic relationship with a corporate partner.  The increase in the authorized shares of capital stock contemplated by the proposed amendment to the Restated Certificate is
necessary in order for the Company to give effect to the exercise and conversion rights granted by it to the holders of the
warrants, Convertible Promissory Notes and stock options referred
to above.   If the proposed amendment is approved by the
stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any
additional shares of Common Stock, except as may be required by applicable law.

     Effects. The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders.
To the extent that the additional authorized shares of Common
Stock are issued in the future (whether upon the exercise of warrants or stock options, the conversion of Convertible
Promissory Notes, or otherwise), the existing stockholder's percentage equity ownership will decrease and, depending on the price at which shares are issued, could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock. Since the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law, stockholder approval of the amendment to the Restated Certificate at the Annual Meeting may have the effect of authorizing the issuance of additional shares of capital stock. The holders of Common Stock have no preemptive rights. The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders by diluting the stock ownership or voting rights of a person seeking to obtain control of the Company.

DESCRIPTION OF CAPITAL STOCK AND RELATED INSTRUMENTS

     Common Stock. Each share of the Company's Common Stock, par value $0.001 per share, entitles the holder thereof to one vote on all matters submitted to a vote of the stockholders. The
Common Stock is not subject to redemption or future calls or assessment by the Company. Holders of Common Stock do not have preemptive rights, or rights to convert their Common Stock into other securities. Subject to preferences which may be applicable to any outstanding Preferred Stock, the holders of Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefore. In the event of a liquidation, dissolution or winding up of the Company, holders of the Common Stock have the right to a ratable portion of the assets remaining after the payment of liabilities subject to, and may be adversely affected by, the rights of holders of shares of any series of Preferred Stock which the Company may designate in the future. All shares of Common Stock outstanding and to be outstanding upon completion of this offering are and will be fully paid and non-assessable

     Preferred Stock. The Company's Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to determine the rights, preferences, privileges and restrictions, including dividend rights, conversion rights, voting rights, terms of redemption (including mandatory redemption provisions, if any) and liquidation preference, granted to and imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series, without any vote or action by the stockholders of the Company.
Accordingly, the Board of Directors could authorize a series of Preferred Stock which adversely affects the voting power and other rights of the holders of Common Stock of the Company.
Moreover, the existence of Preferred Stock which could be issued by the Company may have a depressive effect on the market price of the Common Stock.

     As of April 15, 1998, 302,362 shares of Series A Preferred
Stock, par value $0.001 per share, were outstanding. The outstanding shares of Preferred Stock are convertible at any time after July 15, 1998 into 6,047,240 shares of Common Stock at a conversion price of $0.50 per share. In the event that the Company issues at least 1,000,000 shares of Common Stock in a public offering at any time between March 20, 1998 and March 18, 2001 for an offering price of less than $0.50 per share, the conversion price is subject to reduction to such offering price
(but in no event less than $0.10 per share). Each share of Preferred Stock entitles the holder thereof to 20 votes per share on all matters submitted to a vote of the stockholders (i.e., one vote for each share of Common Stock into which the Preferred
Stock is convertible).  The holders of the outstanding Preferred
Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefore, without any preference over the dividend rights of the holders of Common Stock. The holders of the outstanding
Preferred Stock are entitled, however, to a $10 per share liquidation preference in the event of the dissolution and liquidation of the Company.

     Warrants. In connection with the guarantee of the Company's previously outstanding lines of credit, the Company issued to certain stockholders of the Company warrants to purchase
1,190,341 shares of Common Stock. The warrants vested as to exercisability based upon the dollar amount and duration that borrowings under the lines of credit were actually outstanding.
Each warrant entitles the holder thereof to purchase a specified number of shares of Common Stock, at a price of $1.10 per share with respect to 386,365 shares of Common Stock, $3.50 per share with respect to 147,726 shares of Common Stock, $7.10 per share with respect to 525,000 shares of Common Stock and $4.85 with respect to 131,250 shares of Common Stock. These warrants expire over a period beginning July 30, 2001 and ending September 12, 2005.

     In connection with the Company's initial public offering the Company issued warrants to purchase 240,000 shares of Common
Stock at an exercise price equal to $7.20 per share. These warrants are exercisable at any time from November 1, 1996 to November 1, 2000.

     In August and September 1996, the Company completed a $7.3 million private placement transaction of units, each unit consisting of one share of Common Stock and one redeemable Common
Stock purchase warrant. Each warrant entitled the registered holder thereof the right to purchase one share of Common Stock at an exercise price of $6.64. The Company issued 1,319,774 warrants in connection with this transaction. Each such warrant expires five years from the date of issuance.

     On January 17, 1997, an affiliate of Hambrecht & Quist
Group, a principal stockholder of the Company, agreed to establish a two-year $4.0 million letter of credit on behalf of the Company in favor of the Company's credit card processor. In consideration for the two year letter of credit, the Company has granted to this affiliate of Hambrecht & Quist Group up to 4,000,000 warrants to purchase shares of the Company's Common
Stock. The warrants vest pursuant to a schedule according to the amount of exposure under such letter of credit, and the warrants are exercisable for ten years at an exercise price of $1.00 per share.

     On April 28, 1997, the Company completed a $10.3 million private placement transaction of units, each unit consisting of one share of Common Stock and two redeemable Common Stock purchase warrants. Each warrant entitles the registered Holder thereof the right to purchase one share of Common Stock at a price of $2.50. The Company issued 10,300,000 warrants in connection with this private placement. The exercise price on the warrants are subject to adjustment in the event the Company issues equity securities raising net proceeds in an aggregate amount of $1,000,000 at a price below $2.00 per share of Common
Stock. In such event, the exercise price is reduced to the issuance price of the equity securities. As a result of the Company's December 1997 rights offering, the exercise price for the warrants was reduced to $0.50 per share of Common Stock.
Each warrant expires five years form the date of issuance.

     On May 7, 1997, an affiliate of Hambrecht & Quist Group, a principal stockholder of the Company, agreed to establish a $2.0 million guarantee on behalf of the Company in favor of the Company's credit card processor in order to further reduce cash held on deposit. In consideration for the two year guarantee, the Company issued warrants to purchase 1,030,928 shares of Common Stock. The warrants vest over an eighteen-month period, with forty percent immediately exercisable. Each warrant expires ten years from the date of issuance and has an exercise price of $1.94 per share.

     On January 5, 1998, the Company issued warrants to purchase
80,000 shares of Common Stock. The warrants are immediately exercisable at an exercise price of $0.50 per share. In the event that the Company issues shares of Common Stock in an aggregate amount of at least $1,000,000 at any time prior to January 5, 1999 at an offering price of less than $0.50 per share, the exercise price is subject to reduction to such offering price. Each warrant expires ten years from the date of issuance.

     On January 12, 1998, the Company issued warrants to purchase
27,261 shares of Common Stock. The warrants are immediately exercisable at an exercise price of $0.50 per share. Each warrant expires four years from the date of issuance.

     On January 30, 1998, the Company borrowed $1.9 million under a twelve-month line of credit, guaranteed by certain stockholders of the Company. In exchange for the guarantee, the Company granted to the guarantors warrants to purchase up to 1,900,000 shares of Common Stock. As of April 15, 1998, warrants to purchase 1,055,555 shares of Common Stock have vested, with the remaining 844,445 warrants becoming fully vested by January 30, 1999. Each warrant expires on January 30, 2007 and has an exercise price of $1.00 per share.

     On March 20, 1998, the Company closed on a private sale of equity securities consisting of 302,362 shares of Preferred Stock and 12,094,480 warrants to purchase Common Stock. Each warrant entitles the holder to purchase, at any time over a seven-year period commencing September 30, 1998, 40 shares of Common Stock at an exercise price of $0.55 per share of Common Stock.

     In connection with the various financing transactions described above, the Company has outstanding warrants to purchase
20,088,305 shares of Common Stock. The terms of these warrants are described above in this section. The Company's Restated
Certificate authorizes the Company to issue up to 50,000,000 shares of Common Stock. As a result of the number of shares with respect to which outstanding warrants can be exercised, a sufficient number of warrant holders have agreed not to exercise their warrants until the earlier of June 30, 1998 or the date a Certificate of Amendment to the Company's Restated Certificate is filed increasing the number of authorized shares of capital stock, which date shall not be later than five business days after a special or annual meeting of stockholders of the Company at which stockholders approve such amendment. If the proposed amendment to the Restated Certificate being considered at the Annual Meeting is approved by stockholders and such Certificate of Amendment is filed, the warrant holders would be permitted to exercise their warrants.

     Convertible Promissory Notes.  During the period from
January 1, 1997 through March 20, 1998, the Company borrowed an aggregate $30.6 million from the principal stockholders of the
Company in the form of unsecured demand notes payable, of which unsecured demand notes payable totaling approximately $9.5
million remained outstanding on March 20, 1998. On that date, the
Company entered into a Note Exchange Agreement whereby the
principal stockholders holding the notes exchanged their
remaining unsecured demand notes payable for new unsecured
convertible demand notes payable (the "Convertible Promissory
Notes").   At such time as the Company has sufficient authorized
shares of Common Stock available for issuance, the Convertible
Promissory Notes are automatically convertible into two shares of
Common Stock for each dollar of principal outstanding under the
Convertible Promissory Notes.  As of April 15, 1998, the were convertible into a total of 20,851,743 shares of Common Stock.
The Convertible Promissory Notes accrue interest at an annual rate of 8% and are payable upon demand at any time after May 31,
1998 (if not converted in connection with the amendment of the
Company's Restated Certificate).

     Stock Options. As of April 15, 1998, the Company had outstanding options to purchase a total of 8,014,663 shares of Common Stock. Of these options, 6,773,962 options have not yet been reserved for future issuance and were granted subject to obtaining the approval of the Company's stockholders at the 1998
Annual Meeting of the proposed amendment to the Restated
Certificate (3,386,982 of such 6,773,962 options also were granted subject to obtaining the approval of the Company's stockholders at the 1998 Annual Meeting of the proposed amendments to the Company's 1994 Stock Option Plan). The
6,773,962 options for which approval by the Company's stockholders of the proposed amendment to the Restated







Certificate is necessary  were granted under the Company's 1994
Stock Option Plan or, with respect to 3,386,980 of such options, under the Company's employment agreement with Robert J. Spane.
Each of these options granted under the Company's 1994 Stock
Option Plan have a $0.50 per share exercise price and had a ten-year term. See "Option Grants in Last Fiscal Year," "Option
Exercises and Fiscal Year-End Values," "Option Repricings" and
"Stock Option Plan" under Proposal One; see also Proposal Three.
The stock options granted to Mr. Spane vest at the rate of 423,372 shares (one-eighth of the shares subject to the options) on June 15, 1997 and at the end of each three-month period thereafter, have a $0.50 per share exercise price, and expire
June 15, 2002.  See "Option Grants in Last Fiscal Year," "Option
Exercises and Fiscal Year-End Values," and "Spane Employment
Agreement" under Proposal One.

VOTE REQUIRED

     The adoption of the proposed amendment to the Restated
Certificate of the Company requires approval by a majority of the votes cast at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED
AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED CAPITAL STOCK.


                          PROPOSAL THREE

             AMENDMENT OF THE 1994 STOCK OPTION PLAN

GENERAL

     The Company's Board of Directors has unanimously approved an amendment to the Vanguard Airlines, Inc. 1994 Stock Option Plan
(the "Plan" or the "1994 Plan") to increase the number of shares of Common Stock reserved for issuance thereunder from 1,700,000 to 10,000,000 and has recommended the amendment to the stockholders. The Board has also unanimously approved an amendment to the Plan to increase the maximum number of options that may be granted to an employee in any calendar year from 200,000 to 1,000,000.

     As of April 1, 1998, of the 1,700,000 shares of Common Stock initially reserved under the Plan, options exercisable with respect to 1,642,372 shares of Common Stock had been granted under the Plan and an additional 3,386,982 options had been granted under the Plan subject to obtaining the approval by the Company's stockholders at the 1998 Annual Meeting of the proposed amendment to the Plan. The Board believe that the grant of stock options to executive officers and key employees of the Company is a vital factor in attracting and retaining effective and capable employees who can contribute to the growth and success of the Company.

PROPOSED AMENDMENT

     The proposed amendment to the 1994 Plan would revise
Sections 4(a) and 5(d) of the Plan to read as follows:

          4(a). Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate 10,000,000 shares of the Company's Common Stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased shall revert to and again be available for issuance under the 1994 Plan.

          5(d). No person shall be eligible to be granted
                Options covering more than 1,000,000 shares of the Company's Common Stock in any calendar year.

     Other than the increase in the number of shares of Common
Stock reserved for issuance pursuant to options and the number of stock appreciation rights reserved for grant, and the increase in the maximum number of options or stock appreciation rights that may be granted to an employee in any calendar year, no additional amendments to the Plan are contemplated at this time.

PURPOSES AND EFFECTS OF THE PROPOSED AMENDMENT

     The purpose of the proposed amendment to the Plan is to increase the number of shares of Common Stock that may be issued upon the exercise of options under the Plan and to increase the number of options that may be granted to an employee in any calendar year. The proposed amendment would be necessary to give effect to 3,386,982 options granted under the Plan to six executive officers of the Company, which option grants were made subject to stockholder approval of the amendment. Of these 3,386,982 options, options exercisable with respect to 464,497 shares of Common Stock had been granted under the Plan to each of Messrs. Garrett, McKinney and McClellan and options exercisable with respect to 200,000 shares of Common Stock had been granted under the Plan to each of Messrs. Gammill and Rice.

     The proposed amendment to the Plan will not have any immediate effect on the rights of existing stockholders. To the extent that the additional shares of Common Stock are issued upon the exercise of options granted under the Plan, the existing stockholder's percentage equity ownership will decrease and, depending on the price at which shares are issued, could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock.

SUMMARY OF THE 1994 PLAN

     Set for below is a summary of the 1994 Plan and tax consequences to the Company and employees who receive stock options under the 1994 Plan.

     The purpose of the Plan is to encourage selected employees, directors of and consultants to the Company and its affiliates to participate in the ownership of the Company, to attract and retain the services of selected persons who serve the Company and its affiliates as employees, directors and consultants, and to provide additional incentive for such persons to promote the success of the business of the Company and its affiliates through sharing in the future growth of such business.

     ELIGIBLE PARTICIPANTS. Options granted under the Plan intended to qualify as "incentive stock options" ("Incentive
Options") under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), may be granted under the Plan only to employees of the Company or of any of its affiliates. Options granted under the Plan not intended to so qualify under the Code
("Nonstatutory Options") may be granted under the Plan only to employees of the Company or of any of its affiliates, members of the Company's Board of Directors, and persons engaged by the Company or any of its affiliates to render consulting services.

     No option may be granted under the Plan to any person who, immediately before the option is granted, owns (either directly or by application of the rules contained in section 424(d) of the
Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any of its affiliates. Such stock ownership limitation shall not apply, however, if at the time the option is granted (i) the option exercise price is at least 110 percent of the fair market value (as defined in the Plan) of the shares of the Common Stock subject to the option, and (ii) such option will expire by its terms no later than five years from the date on which it is granted.

     The aggregate fair market value of shares of Common Stock for which a person may be granted options under the Plan has no limit. However, no person presently shall be eligible to be granted options exercisable with respect to more than 200,000 shares of Common Stock in any calendar year (proposed to be increased to 1,000,000 shares at the Annual Meeting).

     ADMINISTRATION OF THE PLAN. The Plan currently is administered by the Company's Board of Directors. The Company's
Board of Directors is permitted, however, to delegate its discretionary authority over the Plan to a committee (the
"Committee") composed of not less than two members of the Board of Directors who qualify as "disinterested persons." The Board of Directors (or the Committee) is authorized to construe, interpret and administer the Plan and the options granted thereunder, and from time to time to adopt such rules and regulations for carrying out the Plan as it may choose.

     TERMS OF OPTIONS. The Board of Directors (or the Committee) is authorized to establish the terms which will govern each option granted under the Plan, provided that such terms are consistent with the terms, provisions and conditions of the Plan.
The period during which each option granted under the Plan may be exercised is fixed by the Board of Directors (or the Committee) at the time such option is granted. The maximum period during which an option is exercisable is ten years from the date that it is granted.

     Except as provided below with respect to termination of employment or relationship, disability or death of the optionee, options granted under the Plan may be exercised only by persons who are then employed or engaged as a director of or consultant to the Company or any of its affiliates and who have been so employed or engaged at all times since the date on which such options were granted. See "Withdrawal From the Plan."

     PRICE. No consideration is paid to the Company by any optionee in exchange for the grant of an option. The exercise price at which shares of Common Stock may be purchased under an option granted pursuant to the Plan shall be determined by the Board of Directors (or the Committee), but in no event will the exercise price be less than the greater of (i) the par value thereof, or (ii) in the case of Incentive Options, 100 percent of the fair market value of such shares on the date that the option is granted, and in the case of Nonstatutory Options, 85 percent of the fair market value of such shares on the date that the option is granted. For purposes of the Plan, the fair market value of shares of Common Stock on the date that the option is granted will be the mean between the bid and asked prices for Common Stock on the last market trading day prior to such date of grant.

     PAYMENT FOR SHARES. The exercise of any option will be contingent upon receipt by the Company of (i) written notice of the number of shares with respect to which the optionee is exercising an option and (ii) the full option exercise price for the shares of Common Stock. Such payment for the shares may be made in cash at the time of exercise, or, at the discretion of the Board or Directors (or the Committee) and to the extent permitted by applicable law, in other shares of Common Stock according to a deferred payment or other arrangement, or other consideration acceptable to the Board or Directors (or the Committee).

     DILUTION OR ENLARGEMENT. In the event that there is any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares of Common Stock, the number of shares of Common Stock subject to an option under the Plan which remains unexercised, and the number of shares of Common Stock subject to the Plan, will be subject to increase or decrease in order to prevent dilution or enlargement. The option exercise price also will be adjusted upon the occurrence of any of such events so that there will be no change in the aggregate option exercise price payable upon the exercise of the option.

     FEDERAL INCOME TAX CONSEQUENCES

     Incentive Options. Incentive Options granted under the Plan are intended to qualify as "incentive stock options" under section 422(b) of the Code. Generally, an optionee incurs no Federal income tax consequences at the time of a grant of an Incentive Option under the Plan or upon exercise of an Incentive
Option granted under the Plan; however, as explained below, an optionee may incur alternative minimum tax consequences upon the exercise of an Incentive Option.

     Upon the sale of stock received pursuant to the exercise of an Incentive Option granted under the Plan, other than a sale of stock which is a "disqualifying disposition," as defined below, an optionee will recognize either (1) a taxable gain equal to the excess of the amount realized from the sale over the optionee's basis in the shares, or (2) a taxable loss equal to the excess of the optionee's basis in the shares over the amount realized from the sale. The basis in shares received upon exercise of an Incentive Option granted under the Plan will be the amount paid for those shares, or, if the Incentive Option was exercised by exchanging shares of Common Stock for the new shares, the basis in the shares surrendered in the exchange.

     Gain or loss from the sale of stock received upon exercise of an Incentive Option granted under the Plan, other than a sale of stock which is a "disqualifying disposition," as defined below, will be considered gain or loss from the sale of a capital asset. Losses from sales of capital assets are subject to limitations based upon the amount and nature of the taxpayer's other income, deductions, gains and losses.

     A "disqualifying disposition" of shares received pursuant to the exercise of an Incentive Option occurs if the optionee disposes of such shares within two years from the date of the granting of the option or within one year after the transfer of the shares to such optionee, unless such disposition is (i) a transfer from a decedent to an estate or a transfer by bequest or inheritance, (ii) an exchange to which section 354, section 355, section 356 or section 1036 of the Code (or so much of section
1031 as relates to section 1036) applies, or (iii) a mere pledge or hypothecation. In the event of a "disqualifying disposition," the optionee generally will realize ordinary income in the year of the "disqualifying disposition" in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. If the disposition is one in which a loss, if sustained, would be recognized by the optionee, the amount recognized as taxable income is the excess, if any, of the amount realized on the sale over the basis of the shares sold.

     Upon expiration of any Incentive Option, no taxable income will be recognized by the optionee whose option has expired and was not exercised.

     There are generally no Federal income tax consequences to a Company upon the issuance or exercise of the Incentive Options.
If the optionee makes a "disqualifying disposition," however, the Company may deduct an amount equal to the amount that the optionee recognizes as compensation income due to the disqualifying disposition, provided the Company satisfies applicable information reporting and income and payroll tax withholding requirements.

     If the stock received pursuant to the exercise of an Incentive Option granted under the Plan is freely transferable or not subject to a substantial risk of forfeiture, then the excess, if any, of the fair market value of such stock (determined without regard to any restriction other than a restriction which by its term will never lapse) over the amount paid for such stock is included in the determination of alternative minimum taxable income in the year of exercise. If the stock received pursuant to the exercise of an Incentive Option granted under the Plan is not freely transferable and is subject to a substantial risk of forfeiture, then the excess, if any, of the fair market value of such stock (determined as above) over the amount paid for such stock is included in the determination of alternative minimum taxable income in the year in which such stock becomes freely transferable or is no longer subject to a substantial risk of forfeiture, whichever of said two events first occurs. Special rules apply for purposes of determining whether stock received pursuant to the exercise of an Incentive Option granted under the Plan is freely transferable or subject to a substantial risk of forfeiture. These rules may impact the determination of alternative minimum taxable income for optionees whose sale of such stock at a profit could subject the optionee to suit under section 16(b) of the Exchange Act and in certain other circumstances.

     For purposes of computing the alternative minimum income tax in the year of sale, the basis in the shares sold is increased by the amount included in the determination of alternative minimum taxable income in the year the Incentive Option was exercised.
If stock received pursuant to the exercise of an Incentive Option granted under the Plan is sold in the same taxable year in which the option was exercised then the amount includible in the determination of alternative minimum taxable income cannot exceed the excess (if any) of the amount realized on the sale less the optionee's adjusted basis in such stock.

     Nonstatutory Options. An optionee will, generally, not recognize any taxable income at the time of a grant of a Nonstatutory Option under the Plan.

     Generally, under section 83 of the Code an optionee will recognize ordinary income on the exercise of a Nonstatutory
Option granted under the Plan provided the stock received by the optionee is freely transferable or is not subject to a substantial risk of forfeiture. If the shares received pursuant to the exercise of a Nonstatutory Option granted under the Plan are freely transferable or not subject to a substantial risk of forfeiture, an optionee will recognize ordinary income on the date of exercise of an option equal to the amount by which the fair market value of the shares of Common Stock acquired pursuant to the exercise of the option on the date of exercise exceeds the exercise price. However, shares received upon exercise of a Nonstatutory Option granted under the Plan held by a person who could be subject to suit under section 16(b) of the Exchange Act if the stock were sold at a profit would be considered to be "subject to a substantial risk of forfeiture" and "not transferable" under section 83 of the Code until such time as the optionee is no longer subject to suit under section 16(b) of the Exchange Act. Persons who could be subject to suit under section
16(b) of the Exchange Act (hereinafter referred to as "Insiders") include officers and directors of the Company and any stockholder who is a beneficial owner of more than 10% of any class of the Company's equity securities. Special rules apply for purposes of determining the time at which income which must be recognized by Insiders granted Nonstatutory Options under the Plan as described below.

     The grant of a Nonstatutory Option to an Insider under the Plan will be treated as the immediate purchase of the underlying shares for purposes of section 16(b) of the Exchange Act, and, in general, the exercise of a Nonstatutory Option is not considered a purchase matchable with a sale under section 16(b). As a result, an Insider who exercises a Nonstatutory Option under the Plan when the option has been outstanding for at least six months will recognize taxable income on the date of exercise equal to the difference between the fair market value of the shares subject to the option and the amount paid for the shares. If a Nonstatutory Option is exercised by an Insider within six months of the date of grant, the optionee will generally recognize ordinary income on the expiration of six months from the date of grant in an amount equal to the difference between the fair market value of the option shares on the date the six-month period expires and the amount paid for such shares on exercise.
If, however, at the time a Nonstatutory Option is exercised, the exercise price exceeds the fair market value of the shares subject to the option, then, regardless of the time of the exercise, the acquisition of shares pursuant to the exercise of the option is treated as a matchable purchase under section 16(b) of the Exchange Act. Accordingly, an Insider who exercises a Nonstatutory Option at a time when the exercise price exceeds the fair market value of the shares subject to the option will recognize ordinary income on the date which is six months from the date of exercise equal to the amount by which the fair market value of such shares on expiration of the six-month period exceeds the exercise price.

     An optionee who is an Insider and who exercises a Nonstatutory Option prior to the expiration of the six-month period beginning on the date the option is granted or an optionee who exercises an option at any time when the exercise price of such option exceeds the fair market value of the shares subject to option may, however, elect to be taxed at the time of exercise on the difference between the fair market value of the shares on the date of exercise and the exercise price, even though such optionee could be subject to suit under section 16(b), if the optionee elects, in a timely manner, to be so treated under section 83(b) of the Code and the regulations thereunder. Any optionee considering a section 83(b) election should consult his or her tax advisor as to the consequences of, and manner of making, the election.

     Upon expiration of any Nonstatutory Option, no taxable income will be recognized by the optionee whose option has expired and was not exercised.

     Upon the sale of stock received pursuant to the exercise of a Nonstatutory Option under the Plan, an optionee will recognize either a taxable gain equal to the excess of the amount realized from the sale over the basis in the shares, or a taxable loss equal to the excess of the basis in the shares over the amount realized from the sale. The basis in shares received upon exercise of a Nonstatutory Option under the Plan generally will be the fair market value of the shares at the time of exercise.
Gain or loss from the sale of such stock will be considered gain or loss from the sale of a capital asset if the shares are held for investment purposes. Losses from sales of capital assets are subject to limitations based upon the amount and nature of the taxpayer's other income, deductions, gains and losses.

     There are no Federal Income tax consequences to a company upon the granting of Nonstatutory Options under the Plan. When an optionee exercises a Nonstatutory Option, however, the Company is entitled to a deduction equal to the amount included in the gross income of the optionee as a result of the optionee's exercise of the Nonstatutory Option, provided the Company satisfies applicable information reporting and income and payroll tax withholding requirements.

     The Plan is not one which can be qualified under section
401(a) of the Code.








     THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE ARE FOR
GENERAL INFORMATION ONLY.  NO INFORMATION IS PROVIDED AS TO
STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF THE ACQUISITION OR
EXERCISE OF OPTIONS GRANTED UNDER THE PLAN OR THE SALE OF SHARES
OF COMMON STOCK ACQUIRED UPON SUCH EXERCISE.  EACH OPTIONEE
SHOULD CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC
FEDERAL INCOME TAX CONSEQUENCES AND AS TO THE SPECIFIC
CONSEQUENCES UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

     EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974. The Plan is not subject to any provision of the Employee Retirement Income
Security Act of 1974, as amended.

     WITHDRAWAL FROM THE PLAN

     Termination of Employment or Relationship. If a person to whom options are granted under the Plan ceases to be employed or engaged as a director of or consultant to the Company or any of its affiliates for any reason other than death or disability, any option or unexercised portion thereof granted to him under the Plan that is otherwise exercisable will terminate unless it is exercised within three months (or longer or shorter period (not less than 30 days) specified in the applicable stock option agreement) of the date on which such person ceased to be so employed or engaged (but in no event later than the expiration date of such option specified in the applicable stock option agreement). The Plan does not, nor will any stock option agreement issued pursuant to the Plan, confer upon any optionee any right with respect to continuance of employment or other relationship by the Company or any of its affiliates.

     Disability of Optionee. If a person to whom options are granted under the Plan ceases to be employed or engaged as a director of or consultant to the Company or any of its affiliates as a result of such person's disability, any option or unexercised portion thereof granted to him under the Plan that is otherwise exercisable will terminate unless it is exercised within twelve months (or such longer or shorter period (not less than six months) specified in the applicable stock option agreement) of the date on which such person ceased to be so employed or engaged (but in no event later than the expiration date of such option specified in the applicable stock option agreement).

     Death of Optionee.  In the event a person to whom options
are granted under the Plan dies while he is an employee, director of or consultant to the Company or any of its affiliates (or within a period specified in the applicable stock option
agreement after the date on which such person ceases to be so employed or engaged) any option or unexercised portion thereof granted to him under the Plan that is otherwise exercisable may be exercised by the person or persons to whom the optionee's rights under the option pass by operation of the optionee's will or the laws of descent and distribution, at any time within  18 months (or such longer or shorter period (not less than six
months) specified in the applicable stock option agreement)
following the date of death (but in no event later than the
expiration date of the option as specified in the applicable stock option agreement).

     TERMINATION OF THE PLAN.  The Plan will terminate on May 1,
2004, except as to options then outstanding under the Plan.
Options which are outstanding on the date of such termination shall remain in effect until they have been exercised or have expired.

     ASSIGNMENT. An Incentive Option granted pursuant to the Plan shall not be transferable or assignable by the optionee other than by will or the laws of descent and distribution, and during the lifetime of the optionee the option shall be exercisable only by the optionee. A Nonstatutory Option granted pursuant to the Plan shall not be transferable or assignable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying applicable Securities and Exchange Commission Rules, and during the lifetime of the optionee the option shall be exercisable only by the optionee (or by the transferee pursuant to such a qualified domestic relations order).








PLAN BENEFITS

     The following table sets forth the Plan benefits that will be received by or allocated to each Named Executive Officer, all executive officers as a group, all directors who are not executive officers as a group, and all employees, including officers who are not executive officers, as a group with respect to the options granted under the Plan made subject to obtaining the approval by the Company's stockholders of the proposed amendment at the Annual Meeting.

                        NEW PLAN BENEFITS

                                          Vanguard Airlines, Inc.
                                         1994 Stock Option Plan

                                           Dollar        Number
     Name and Position                     Value/1/      of Units

William A. Garrett, Vice President --        $29,031      464,497
 Finance and Chief Financial Officer

William F. McKinney, Vice President --       $29,031      464,497
 Operations

Ronald L. McClellan, Vice President --       $29,031      464,497
 Maintenance

Executive Group                              $186,686   2,986,982

Non-Executive Director Group                    --          --

Non-Executive Officer Employee Group            --          --


/1/ The dollar value of options to purchase shares of common stock granted under the Plan has been determined as of April
     1, 1998 based on (i) the number of shares of Common Stock issuable upon the exercise of options and (ii) the difference between the fair market value of such shares of Common Stock and the exercise price of the options, respectively. As of April 1, 1998, the last reported sale price of the Company's Common Stock, which was reported by the OTC Bulletin Board, was $0.5625 per share. Value is calculated by determining the difference between the option exercise price and $0.5625, multiplied by the number of shares of Common Stock underlying the options.

VOTE REQUIRED

     The adoption of the amendment requires approval by a majority of the votes cast at the Annual Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
            THE PROPOSED AMENDMENTS OF THE 1994 PLAN.









                          PROPOSAL FOUR

                 RATIFICATION OF THE SELECTION OF
                  INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the firm of Ernst &
Young, LLP as the Company's independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 1998. Ernst & Young, LLP has served as auditors for the Company since 1994.

     It is expected that a representative of Ernst & Young, LLP will be present at the Annual Meeting. Such representative will have the opportunity to make a statement, if he or she desires to do so, and also will be available to respond to appropriate questions.

     The ratification of the selection of Ernst & Young, LLP as independent public accountants requires approval by a majority of the votes cast at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
 APPROVAL AND RATIFICATION OF THE SELECTION OF ERNST & YOUNG, LLP

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and holders of ten percent or more of the Company's equity securities are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 1997, all Section 16(a) filing requirements applicable to its executive officers, directors and holders of ten percent or more of the Company's equity securities were complied with, except that Mr. Edmund H. Shea, Jr. failed to timely file a statement of changes in beneficial ownership on Form 4 with respect to one transaction.

                       FINANCIAL STATEMENTS

     The Annual Report to Shareholders of the Company for the year ended December 31, 1997, is enclosed with this Proxy
Statement. Such Annual Report is not to be regarded as proxy solicitation material.

                       GENERAL INFORMATION

OTHER MATTERS

     To permit the Company and its stockholders to deal with stockholders' proposals in an informed and orderly manner, the Bylaws of the Company require that for business to be properly brought before an annual stockholders' meeting, the Secretary of the Company must have received prior written notice of such business not later than 60 days prior to the first anniversary of the preceding year's annual meeting. The notice to the Secretary must set forth as to each matter: (i) a brief description of proposed business to be brought before the annual meeting; (ii) a representation that such stockholder is a holder of record of stock entitled to vote on the business proposed by such stockholder and intends to appear in person or by proxy at the meeting to present the proposed business to be brought before the meeting; (iii) the name and address of the stockholder and of the beneficial owner (as such term is defined under Rule 13d-3 under the Securities Exchange Act of 1934); (iv) a description of the class and number of shares of stock of the Company which are owned beneficially and of record by the stockholder; (v) the reason for conducting such business at the meeting and any material interest of the stockholder or such beneficial owner in such business; and (vi) all other information regarding the proposal which the Company would be required to provide in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission if proxies for the proposal were being solicited by the Company. Because no such notice has been received in a timely manner, the only business that may be properly brought before the Annual Meeting are the matters set forth herein or those brought before the meeting by or at the direction of the Board of Directors.

     The Board of Directors does not intend to present any matter for action at the Annual Meeting other than the matters referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies hereby solicited will act in respect of such matters in accordance with their best judgment.

DEADLINE FOR STOCKHOLDER PROPOSALS

     Proposals by stockholders that are intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company no later than March 15, 1999 to be eligible for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. Such proposals must also comply in full with the requirements of Rule 14a-8 under the Securities
Exchange Act of 1934 and must comply with the advance notice and information requirement described under the heading "General
Information -- Other Matters" above to be presented at that meeting. Stockholders' proposals should be addressed to the attention of the Secretary of the Company.

VOTING MATTERS

     In accordance with Delaware law, a stockholder entitled to vote in the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors. Abstentions from the proposal to approve the amendment to the Company's Restated
Certificate described herein, the proposal to approve the amendment to the Company's 1994 Plan described herein or the proposal to approve and ratify the selection of the Company's independent auditors are treated as votes against the particular proposal. Broker non-votes are treated as shares of Common Stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote.

         INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The Company hereby incorporates by reference into this Proxy
Statement (i) the information under Part II of the Company's annual report on Form 10-K for the year ended December 31, 1997, and (ii) the financial statements and financial statement schedules filed as a part of the Company's annual report on Form
10-K for the year ended December 31, 1997, which financial statements and financial statement schedules are listed in said report under Part IV, Item 14(a)(1) and (2). All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date hereof and prior to the 1998 Annual Meeting shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such reports and documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

                              BY ORDER OF THE BOARD OF DIRECTORS,



                              Brian S. Gillman
                              Vice President, General Counsel
                                and Secretary

Kansas City, Missouri
April 20, 1998










                            Exhibit A


                     VANGUARD AIRLINES, INC.

                        PROPOSED AMENDMENT
                              TO THE
              RESTATED CERTIFICATE OF INCORPORATION
                 (Increase in Authorized Capital)


     RESOLVED, that the Restated Certificate of Incorporation of Vanguard Airlines, Inc., a Delaware corporation (the
"Corporation"), be amended by deleting the Article IV, Section
(a) in its entirety and inserting in lieu thereof the following new Article IV Section (a):

          (a) The total number of shares of all classes of stock which the Corporation shall have the authority to issue is two hundred two million (202,000,000), of which (i) two hundred million (200,000,000) shares, of the par value of $0.001 per share, shall be denominated "Common Stock" and
     (ii) two million (2,000,000) shares of the par value shall be denominated "Preferred Stock."


                 APPENDIX I - STOCK OPTION PLAN

                     VANGUARD AIRLINES, INC.

                      1994 STOCK OPTION PLAN
                       Adopted May 2, 1994
                   As Amended by the Board and
          Approved by the Stockholders on June 23, 1995


1.   PURPOSES.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock
Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory
Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.

     (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b)  "BOARD" means the Board of Directors of the Company.





     (c) "CODE" means the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e) "COMPANY" means Vanguard Airlines, Inc., a Delaware corporation.

     (f) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (g)  "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR
CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

     (h) "COVERED EMPLOYEE" means the Chief Executive Officer and the four (4) other highest compensated officers of the Company.

     (i)  "DIRECTOR" means a member of the Board.

     (j)  "DISINTERESTED PERSON" means a Director who either
(i) was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire equity securities of the Company or any of its affiliates except as permitted by Rule 16b- 3(c)(2)(i); or (ii) is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

     (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute
"employment" by the Company.

     (l)  "EXCHANGE ACT" means the Securities Exchange Act of
1934, as amended.

     (m) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows and in each case in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations:

          (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ")
System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (2)  If the common stock is quoted on the NASDAQ System
(but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;







          (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of
Section 422 of the Code and the regulations promulgated thereunder.

     (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     (p) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (q) "OPTION" means a stock option granted pursuant to the Plan.

     (r) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (s) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

     (t) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (as defined in the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an affiliated corporation receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an affiliated corporation at any time, and is not currently receiving compensation for personal services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.







     (u)  "PLAN" means this Vanguard Airlines, Inc. 1994 Stock
Option Plan.

     (v) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

3.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

          (2) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3)  To amend the Plan as provided in Section 11.







     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the
"Committee"), all of the members of which Committee shall be Disinterested Persons and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under
Section 12 of the Exchange Act, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term
"Committee" shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this
Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

     (d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply (i) prior to the date of the first registration of an equity security of the Company under
Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.







4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate one million seven hundred thousand (1,700,000) shares of the Company's common stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY.

     (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

     (b) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Options may be granted, or in the determination of the number of shares which may be covered by Options granted to the Director: (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or
(ii) the Plan otherwise complies with the requirements of Rule
16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5(b) shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or Committee expressly declares that it shall not apply.







     (c) No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     (d) No person shall be eligible to be granted Options covering more than two hundred thousand (200,000) shares of the Company's common stock in any calendar year.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b)  PRICE.  The exercise price of each Incentive Stock
Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory
Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Nonstatutory Stock Option is granted only by such person or any transferee pursuant to a QDRO. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option
Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The
Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.
The vesting provisions of individual Options may vary but in each case will provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option.
The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f)  SECURITIES LAW COMPLIANCE.  The Company may require any
Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option,
(1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option;
and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The
Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (G)  TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR
OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period, which in no event shall be less than thirty (30) days, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h)  DISABILITY OF OPTIONEE.  In the event an Optionee's
Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option
Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate; provided, however, that (i) the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Option was granted, and (ii) such right shall be exercisable only (A) within the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding
"qualified small business stock")), and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

     (k) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.   COVENANTS OF THE COMPANY.

     (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.







     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.   USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.   MISCELLANEOUS.

     (a) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (b) Throughout the term of any Option, the Company shall deliver to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the Option term, a balance sheet and an income statement. This section shall not apply when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.







     (c) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee with or without cause.

     (d)  To the extent that the aggregate Fair Market Value
(determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) (1) The Board or the Committee shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan and/or
(ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share not less than eighty-five percent
(85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a ten percent (10%) stockholder (as defined in subsection 5(c)), not less than one hundred and ten percent
(110%) of the Fair Market Value) per share of Common Stock on the new grant date.

          (2) Shares subject to an Option canceled under this subsection 9(e) shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection






5(d) of the Plan. The repricing of an Option under this subsection 9(e), resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(d) of the Plan. The provisions of this subsection 9(e) shall be applicable only to the extent required by Section 162(m) of the Code.

10.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Options.

     (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise then to the extent permitted by applicable law:
(i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then such Options shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Options outstanding under the Plan shall terminate if not exercised prior to such event.

11.  AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (1) Increase the number of shares reserved for Options under the Plan;

          (2) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

          (3) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

12.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on May
1, 2004 which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier.

     (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

                 APPENDIX II - PROXY



                              PROXY

                     VANGUARD AIRLINES, INC.
                 ANNUAL MEETING OF STOCKHOLDERS
                           May 15, 1998

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                    OF VANGUARD AIRLINES, INC.

     The undersigned stockholder of VANGUARD AIRLINES, INC.
hereby appoints Robert J. Spane and Brian S. Gillman, and each or either of them, with full power of substitution, as attorneys-in-fact, agents and proxies of the undersigned, to vote all the shares of capital stock of the Company which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders of Vanguard Airlines, Inc. to be held on Friday, May 15, 1998, at
10:00 a.m. Central Daylight Time, at the Kansas City Airport
Embassy Suites Hotel, 7640 N.W. Tiffany Springs Parkway, Kansas
City, Missouri, and at any adjournment thereof, on the transaction of any and all business which may come before said meeting, as fully and with the same effect as the undersigned might or could do if personally present for the following purposes:

1.   Election of Denis T. Rice as a Class III director.

               [   ]  FOR    [   ]  WITHHELD

2.   Approval of an amendment to the Company's Restated
     Certificate of Incorporation to increase the number of authorized shares of the Company's capital stock from 51,000,000 shares to 202,000,000 shares and to increase the number of authorized shares of the Company's Common Stock from 50,000,000 shares to 200,000,000 shares and the number of authorized shares of the Company's Preferred Stock from 1,000,000 shares to 2,000,000 shares.

     [   ]   FOR         [   ]   AGAINST     [   ]   ABSTAIN

3.   Approval of an amendment to the Vanguard Airlines, Inc. 1994
     Stock Option Plan to increase the number of shares of Common
     Stock issuable under the Plan and to increase the number of options that may be granted to an employee in any calendar year, as described in the accompanying Proxy Statement.

     [   ]   FOR         [   ]   AGAINST     [   ]   ABSTAIN

4. Ratification and approval of the selection of Ernst & Young, LLP as the independent public accountants of Vanguard
     Airlines, Inc., for the year ending December 31, 1998.

     [   ]   FOR         [   ]   AGAINST     [   ]   ABSTAIN

5. In their discretion, the proxies are to vote upon such other business as may properly come before the meeting of which the board of directors does not have knowledge a reasonable period before the solicitation of this proxy.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2,
3 AND 4.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated April 20, 1998.

               Dated:  ____________________, 1998

               _________________________________________
               Signature of Stockholders

               Please date and sign exactly as name or names appear hereon. If shares are held jointly or by two or more persons, each stockholder named should sign. Executors, administrators, trustees, etc.
               should so indicate when signing. If the signer is a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

               PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY IN THE
               ENVELOPE PROVIDED.



